LiveWell Dynamic Variable Annuity Updating Summary Prospectus

May 1, 2026
A Flexible Premium Deferred Registered Index-Linked Variable Annuity
issued by: Midland National Life Insurance Company through the Midland National Life Separate Account C

This summary prospectus summarizes key features of the LiveWell Dynamic Variable Annuity Contract (the “Contract”).
In this summary prospectus “we,” “our,” “us,” “Midland National,” and “Company” mean Midland National Life Insurance Company, “you” and “your” mean the owner of the Contract.
Before you invest, you should review the prospectus for the Contract, which contains more information about the features, benefits and risks. You can find this document and other important information about the Contract online at www.srslivewell.com/individual-investors-da-prospectuses. You can also obtain this information at no cost by calling (866) 747-3421, or by sending an email request to SecuritiesPi@sfgmembers.com.
The Contract is a complex investment and involves risks, including potential loss of principal. You could lose up to 10% of your investment in a Cycle Investment with a -10% Floor Rate; up to 90% of your investment in a Cycle Investment with a -10% Buffer Rate; up to 80% of your investment in a Cycle Investment with a -20% Buffer Rate; up to 70% of your investment in a Cycle Investment with a -30% Buffer Rate; and up to 60% of your investment in a Cycle Investment with a -40% Buffer Rate. We reserve the right to remove or substitute the Cycle Investments currently available and to add new Cycle Investment options in the future. If we exercise our right to substitute, the limit on Index losses will not change for so long as that Cycle Investment remains available under the Contract, and the limit on Index gains will not change except from one Cycle Term to the next. If we add new Cycle Investment options, the limits on Index gain and loss offered under the new Cycle Investment may differ from those of the Cycle Investments currently available, perhaps significantly. We guarantee that we will never offer a Cycle Investment with a Floor Rate lower than -60% or a Buffer Rate lower than -2.5% for the life of your Contract. We reserve the right not to offer any Cycle Investments in the future. If we do so, you will be limited to investing in the Subaccounts, which are not tied to the performance of an Index and do not provide any protection against losses. This Contract may not be appropriate for you if you intend to invest solely in the Index-linked Cycle Investments.
The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in surrender charges, negative contract adjustments based on the Fair Value of the Cycle Investments, taxes, and tax penalties. Prior to the Cycle End Date, the Cycle Investment Unit Value is based on the Fair Value, and the Floor Rate and the Buffer Rate do not apply. This means on any day prior to the Cycle End Date if you make a withdrawal (including systematic withdrawals and required minimum distributions), transfer to the Subaccounts, surrender or annuitize the Contract, or if a death benefit becomes payable, your Cycle Investment Value could reflect lower gains and higher losses than on the Cycle End Date and you could lose up to 100% of your principal investment and any earnings. This Contract may not be appropriate for you if you intend or need to make withdrawals prior to the Cycle End Dates.
Our obligations under the Contract are subject to our financial strength and claims-paying ability.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS SUMMARY PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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DEFINITIONS
For your convenience, below is a glossary of the special terms we use in this prospectus. These terms are generally capitalized throughout this document.
Accumulation Phase means the period of time from the date you purchase the Contract to the date you apply your Contract Value to an annuity payment option.
Accumulation Value means the sum of the amounts you have in the Subaccounts.
Annuitant means the person(s) whose life is used to determine the amount and duration of any annuity payments involving life contingencies. The Annuitant may not be changed during the Annuitant’s lifetime. If you elect the Joint and Survivor Income Payment option, the duration of any annuity payment will depend on the life of the Annuitant and the Joint Annuitant.
Annuitization means an election of an annuity payment option.
Annuitize means an election to receive regular income payments from your Contract under one of the annuity payment options. An election to annuitize your Contract is irrevocable. If you elect to annuitize your Contract, you will no longer be able to exercise any liquidity (e.g., withdrawal or surrender) provision that may have previously been available.
Beneficiary means the person(s) to whom a Death Benefit will be paid in the event of the death of an Owner.
Buffer Rate means the rate used to determine the Cycle End Date Unit Value Buffer as described in “Valuation of a Cycle Investment - On the Cycle End Date” later in this Prospectus. It represents the maximum loss due to negative Index performance from which the Owner is protected on a Cycle End Date. The Buffer Rate does not apply before the Cycle End Date.
Business Day means any day the New York Stock Exchange is open for regular trading. Our Business Day ends when the New York Stock Exchange closes for regular trading, generally 3:00 p.m. Central Time.
Cap Rate means the rate used to determine the Cycle Investment’s Unit Value Cap. It represents the maximum potential increase in the Cycle Investment Unit Value for a Cycle Investment on the Cycle End Date for Cycles with a Cap Rate Crediting Type.
Contract Anniversary means the same date in each Contract year as the Issue Date.
Contract Value means the sum of amounts invested in the Cycle Investments and the Subaccounts, plus any amounts in the Default Account.
Contract Year means a year that starts on the Issue Date or on each Contract Anniversary thereafter.
Crediting Type means the upside investment exposure type associated with a Cycle Investment. We offer three upside investment exposure types: (i) the Cap Rate, (ii) the Participation Rate, and (iii) the Trigger Rate.
Customer Service Center means where you must send correspondence, service or transaction requests, and inquiries. Please note: Premium payments must be sent to P.O. Box 9261, Des Moines, IA 50306-9261. The overnight mailing address is Midland National, 8300 Mills Civic Parkway, West Des Moines, IA 50266-3833. This should only be used for mail delivered via a courier.
Cycle Business Day means any Business Day on which the Cycle Investment Unit Value for a Cycle Investment is determined.
Cycle End Date means the Cycle Business Day on which a Cycle Investment is scheduled to end. Any Cycle End Date will be the Business Day prior to the first or third Thursday of each month, provided such day is a Business Day. If it is not a Business Day, the previous Business Day will be used.
Cycle Investment means an index-linked investment under the Contract that has a specific Cycle Type, Cycle Start Date, and Cycle End Date.
Cycle Investment Unit means the measurement we use to calculate a Cycle Investment Value. Units may only be purchased on the Cycle Start Date.
Cycle Investment Unit Value means the value of a Cycle Investment Unit on a Cycle Investment Business Day. The Initial Cycle Investment Unit Value on any Cycle Start Date is $10.00. Prior to the Cycle End Date, the Cycle Investment Unit Value is determined by the Fair Value, and the Floor and Buffer rates do not apply. For Cycle Investments with a Cap Rate that have a Cycle Start Date prior to November 13, 2023, the Fair Value calculation will also incorporate the Proportional Cap Rate, if applicable. Cycle Investments that have a Cycle Start Date on or after November 13, 2023 do not include a Proportional Cap Rate.
Cycle Investment Value means the sum of the amounts you have invested in the Cycle Investments. The value of a Cycle Investment on any Cycle Business Day is equal to the number of Cycle Investment Units multiplied by that day’s Cycle Investment Unit Value. We also use this term, in context, to define the amount you have invested in a single Cycle Investment.
Cycle Start Date means the Business Day on which a Cycle Investment is established. Any Cycle Start Date will be the first or third Thursday of each month, provided the 3rd Thursday is a Business Day. If the 3rd Thursday of the month is not a Business Day, the following Business Day will be used.
Cycle Structure means the downside protection type associated with a Cycle Investment. We offer two downside protection types: (i) The Floor Rate, and (ii) the Buffer Rate.
Cycle Term, for any Cycle Investment, means the period from the Cycle Start Date to the Cycle End Date.
Cycle Type means all Cycle Investments having the same Index, Cycle Term, Cycle Structure, Crediting Type and corresponding Floor Rate or Buffer Rate .
Death Benefit means the amount that we will pay to the Beneficiary in the event of the death of an Owner if the Contract is still in force and in the Accumulation phase. The amount of the Death Benefit is based on which death benefit option is elected and determined as of the Business Day that our Customer Service Center receives the required documentation in Good Order.
Default Account means the Fidelity VIP Government Money Market Portfolio - Service Class 2 Subaccount, which is used to hold the following: (i) premium payments designated for a new Cycle Investment(s) upon allocation to the Contract, (ii) proceeds from transfers designated for a new Cycle Investment(s), (iii) proceeds from a maturing Cycle Investment(s) before they are reinvested into a new Cycle Investment, and (iv) proceeds from a maturing Cycle Investment for a discontinued Cycle Investment which we have no instructions or for which the Cycle Investment does not launch.
Fair Value means a value used to determine the Cycle Investment Unit Value on each Business Day during the Cycle Term prior to the Cycle End Date. It is the Fair Value of the Cycle based on the current value of the financial instruments used to calculate the Cycle payout on the Cycle End Date as determined by the independent third party Fair Value Calculation Agent.
Fair Value Calculation Agent means an independent third party with whom the Company contracts to determine the Fair Value of a Cycle Investment during the Cycle Term. Currently, the Fair Value Calculation Agent is S&P Global Market Intelligence. We may use different Fair Value Calculation Agents for different Cycle Investments.
Floor Rate means the rate used to determine the Cycle End Date Unit Value Floor as described in “Valuation of a Cycle Investment —On the Cycle End Date” later in this Prospectus. It represents the maximum potential loss in Cycle Investment Unit Value for a Cycle Investment on the Cycle End Date. The Floor Rate does not apply before the Cycle End Date.
Free Withdrawal Amount means the amount available for withdrawal without incurring a Surrender Charge. During the first Contract Year, the Free Withdrawal Amount is equal to the RMD, if applicable. Beginning the second Contract Year, the Free Withdrawal Amount equals the Remaining Premium payments six years or older (i.e., no longer subject to surrender charges) plus 10% of the Remaining Premium payments less than six years old (i.e., subject to surrender charges) at the beginning of the Contract year, or RMD, if greater. For this purpose, premium payments are considered to have been withdrawn in the order in which they were received (i.e., first in, first out).
Good Order means all of the information necessary to process a transaction, as we determine in our discretion. Transaction requests will generally be processed on the Business Day they are received at the Customer Service Center as long as the request is in Good Order. Requests received after 3:00 p.m. Central Time will be considered in good order on the following business day. For more detailed information see “Administrative Procedures.”
Index means the index or exchange-traded fund (“ETF”) to which a Cycle Investment is linked.
Initial Cycle Investment Unit Value means the Cycle Investment Unit Value on any Cycle Start Date. The Initial Cycle Investment Unit Value is set as $10.00 for each Cycle on the Cycle Start Date.
Investment Options means the investments available under the Contract, which are: (i) the Cycle Investments, each of which is linked to the performance of a specified Index; and (ii) the Subaccounts, which are each a division of our registered Separate Account, each of which, in turn, invests exclusively in one share class of one Investment Portfolio.

Investment Portfolio means a mutual fund portfolio in which a Subaccount invests.
Issue Date means the date the Contract goes into effect.
Owner means the person(s) or entity that is named in the application or on the latest change filed with us who is entitled to exercise all rights and privileges provided in the Contract.
Participation Rate means the rate used to determine the Cycle Investment’s Unit Value gain. It represents the portion of positive Index performance, if any, that your Cycle Investment Unit Value will participate in on the Cycle End Date for Cycles with a Participation Rate Crediting Type.
Principal Office means Midland National Life Insurance Company’s principal place of business located at 8300 Mills Civic Parkway, West Des Moines, IA 50266. Please note: You must send all correspondence, service or transaction requests, inquiries, and premium payments to our Customer Service Center.
Proportional Cap Rate means the proportion of the Cap Rate used to determine the maximum potential increase in a Cycle Investment Unit Value before the Cycle End Date for Cycle Investments with a Cap Rate that have a Cycle Start Date prior to November 13, 2023. Cycle Investments that have a Cycle Start Date on or after November 13, 2023 do not include a Proportional Cap Rate. The Proportional Cap Rate is equal to the Cap Rate multiplied by the number of days lapsed during the Cycle Term divided by the number of days in the Cycle Term. The Proportional Cap Rate does not apply if the Cap Rate is unlimited.
Remaining Premium means the premium payments made less any partial withdrawals previously taken and less any surrender charges previously deducted as a result of such partial withdrawals on a dollar-for-dollar basis.
Registered Separate Account means Midland National Life Separate Account C, which receives and invests your premiums that are allocated to, and Contract Value that is transferred to, the Subaccounts. Our Registered Separate Account is divided into Subaccounts. Separate Account C is registered as an investment company under the Investment Company Act of 1940, as amended.
Return of Premium Death Benefit Rider means the optional Return of Premium Death Benefit available for an additional charge, which pays your beneficiary the greater of (i) your Contract Value or (ii) your total premium payments, adjusted for withdrawals. For more detailed information, see “Death Benefit.”
Subaccount means a division of our Registered Separate Account which invests exclusively in one share class of one Investment Portfolio. We may use this term interchangeably with the term “Investment Division.”
Trigger Point means the minimum Index return used to determine if the Trigger Rate will be credited to your Cycle Investment Unit Value on the Cycle End Date for Cycles with a Trigger Rate Crediting Type. If the Index return is equal to or greater than the Trigger Point on the Cycle End Date, the Cycle Investment Unit Value will be credited with the Trigger Rate. The Trigger Point will be 0% or -20%. See Appendix A - Investment Options Available Under the Contract.
Trigger Rate means the rate that will be credited to your Cycle Investment Unit Value if the Index return is equal to or greater than the Trigger Point on the Cycle End Date for Cycle Investments with a Trigger Rate Crediting Type.
Unit Value Cap means the maximum Cycle Investment Unit Value at any time during the Cycle Term prior to the Cycle End Date for Cycle Investments with a Cap Rate Crediting Type that have a Cycle Start Date prior to November 13, 2023. The Unit Value Cap is the Initial Unit Value times (1 + Proportional Cap Rate). Cycle Investments with a Cap Rate Crediting Type that have a Cycle Start Date on or after November 13, 2023 are no subject to a Proportional Cap Rate and, therefore, do not have a Unit Value Cap.
Waiver of Surrender Charge Rider means the optional Waiver of Surrender Charge benefit available for an additional charge, which increases your Free Withdrawal Amount to 100% of your Contract Value. For more detailed information, see “Waiver of Surrender Charge Rider.”
Written Notice or Written Request means a notice or request submitted in a written form satisfactory to us, which is signed and dated by the Owner and received by us in Good Order at our Customer Service Center, P.O. Box 9261, Des Moines, IA 50306-9261, or via fax (866) 511-7038. The overnight mailing address is Midland National Customer Service Center, 8300 Mills Civic Parkway, West Des Moines, IA 50266-3833.

UPDATED INFORMATION ABOUT YOUR CONTRACT
The information in this Updating Summary Prospectus is a summary of certain Contract features that have changed since the Prospectus dated May 1, 2025. This may not reflect all of the changes that have occurred since you entered into your Contract.
Portfolio Company Investment Option
•Effective September 30, 2025, the Fidelity VIP Investment Grade Bond Svc 2 Portfolio was added as an investment option under the Contract. Information about the Fidelity VIP Investment Grade Bond Svc 2 Portfolio, including its type, its investment adviser, its current expenses and performance information, is included in Appendix A to this summary prospectus.
Reference Benchmarks for the Cycle Investments
•S&P 500 35% Edge Volatility 1% Decrement Index (USD) ER (Bloomberg Ticker: SPX3EV1). Effective May 1, 2025, the S&P 500 35% Edge Volatility 1% Decrement Index (USD) ER was added as a reference benchmark for the Cycle Investments. The Index is designed to provide leveraged exposure to an underlying performance calculation (the “Underlying Benchmark”) that is intended to produce a return that correlates to the S&P 500 futures market. The Underlying Benchmark is equal to the return of the S&P 500 Total Return Index (the “Underlying Index”) less the federal funds rate and less a “Spread” (each expressed as an annual percentage deducted daily). Currently, the Spread is a fixed rate of 0.50%. Effective July 1, 2026, the Spread will be a floating rate based on the Adjusted Interest Rate (AIR) S&P 500 Total Return Index Futures contracts less 0.25%, which is intended to better reflect changing market conditions. As of December 31, 2025, the current federal funds rate was 3.64% and the floating rate based on AIR S&P 500 Total Return Index Futures contracts was 0.63%. Both of these rates will fluctuate over time, and may be higher or lower in the future. The Index’s exposure to the Underlying Benchmark (which includes the deduction of the federal funds rate and the Spread from the performance of the Underlying Index) and the Index’s deduction of the 1% decrement will reduce the Index return and cause the Index to underperform a direct investment in the underlying securities composing the Index. For a full description of the Index, please refer to “The Cycle Investment Options - The Indices” section of the Prospectus.
•Invesco QQQ ETF (Bloomberg Ticker: QQQ). Effective May 1, 2026, the Invesco QQQ ETF (“QQQ”) was added as a reference benchmark for the Cycle Investments. The Index is an exchange-traded fund (ETF) designed to track the performance of the Nasdaq-100 Index, which comprises approximately 100 of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market, weighted by market capitalization. QQQ provides investors with broad exposure to many of the leading companies in sectors such as information technology, consumer discretionary, communications services and healthcare, with an emphasis on innovation-oriented firms. The Index performance for Cycle Investments linked to QQQ is based on closing value. QQQ reflects dividends paid on the underlying securities, and applies a 0.18% expense ratio. The expense ratio will reduce the QQQ’s return and cause the QQQ to underperform a direct investment in the underlying securities composing the QQQ.
Please refer to the “Principal Risks of Investing in the Contract – Risks Related to the Indices” section of the Prospectus for a detailed discussion of risks relating to each of the new reference benchmarks. Information about historical Index returns is available in the “The Cycle Investment Options – The Indices – Historical Index Returns” section of the Prospectus. Information about the available Cycle Investments linked to each of the new reference benchmarks is included in Appendix A to this summary prospectus.
Trigger Rate Crediting Type for the Cycle Investments
Effective May 1, 2026, the Trigger Rate was added as a Crediting Type for the Cycle Investments. The Trigger Rate is the exact positive return that you could be credited on the Cycle End Date if the Index performance meets or exceeds a specified minimum (the “Trigger Point”). The Trigger Point will be either 0% or -20%. The return on a Cycle Investment on the Cycle End Date is limited to the Trigger Rate even if the Index performance on the Cycle End Date is higher. For example, if you invest in a Cycle Investment with a Trigger Rate of 8% and a Trigger Point of 0% on the Cycle End Date you will be credited 8% if the Index performance is at or above 0%. This means that if the Index increases 10%, your rate of return would be limited to 8%, which is the Trigger Rate. If the Index increases 5%, your rate of return would still be 8% because the Index increase was greater than the Trigger Point. If the Trigger Point is -20%, your rate of return could be positive even if the Index performance is negative. For example, if you invest in a Cycle Investment with a Trigger Rate of 10% and a Trigger Point of -20% and the Index decreases 10%, your rate of return will be 10% even though the Index return was negative because the Index return was greater than the Trigger Point. If the Index performance is less than the Trigger Point, the return will be 0% or reflect a loss, if applicable after taking into account the Cycle Structure. We guarantee that we will never offer a Cycle Investment with a Trigger Rate less than 2% for the life of your Contract.
The Trigger Rate for a Cycle Investment with a Trigger Rate Crediting Type is declared on the Cycle Start Date and will be disclosed on our website https://www.srslivewell.com/variable-annuities. Prior to the Cycle Start Date, we will post Indicative Rates every Tuesday. The Trigger Rate for a new Cycle Term may be higher, lower, or equal to the Trigger Rate for the prior Cycle Term and/or the Indicative Rate. We will inform you in writing, or electronically, if applicable, of the final Trigger Rate for each new Cycle Investment (whether an initial Cycle Investment or a renewal from a maturing Cycle Investment) to which your Contract Value is allocated. If the Trigger Rate is not satisfactory to you, you will be eligible to bailout of the new Cycle Investment by following the bailout procedures described in the Prospectus.
Please refer to the “Principal Risks of Investing in the Cycle Investments – Risks of Investing in the Cycle Investments” section of the Prospectus for more information about the risks associated with the Trigger Rate Crediting Type. Additional information about the Trigger Rate Crediting Type can be found in “The Cycle Investment Options” section of the Prospectus. A detailed discussion of the Fair Value formula and examples for the Trigger Rate Crediting Type are included in the Statement of Additional Information.

Information about the available Cycle Investments with the Trigger Rate Crediting Type is included in Appendix A to this summary prospectus.

 IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

FEES, EXPENSES AND ADJUSTMENTS	LOCATION IN PROSPECTUS
Are There Charges or Adjustments for Early Withdrawals?
Yes.
If you withdraw money from your Contract within six years following your last premium payment, you may be assessed a surrender charge of up to 8% of the premium payment being partially or fully withdrawn.

For example, if you make an early withdrawal, you could pay a surrender charge of up to $8,000 on a $100,000 withdrawal. This cost will be greater if there is a negative adjustment based on the Fair Value calculation, or if you also have to pay taxes or tax penalties.

If you withdraw money from a Cycle Investment Option prior to the Cycle End Date, you will receive the Cycle Investment Unit Value. We calculate the Cycle Investment Unit Value based on the Fair Value of the Cycle Investment, which may be lower than your principal invested in the Cycle Investment, and the Floor Rate or the Buffer Rate do not apply. For Cycle Investments with a Cap Rate that have a Cycle Start Date prior to November 13, 2023, the Fair Value calculation will also incorporate the Proportional Cap Rate, if applicable. Cycle Investments that have a Cycle Start Date on or after November 13, 2023 do not include a Proportional Cap Rate. You can lose up to 100% of your principal invested in a Cycle Investment upon withdrawal prior to the Cycle End Date due to this Fair Value calculation.

For example, if you allocate $100,000 to a Cycle Investment with a 3-year Cycle Term and later withdraw the entire amount before the 3 years have ended, you could lose up to $100,000 of your investment. This loss will be greater if you also have to pay surrender charges, taxes and tax penalties. The Fair Value calculation applies to all withdrawals from a Cycle Investment prior to the Cycle End Date, Free Withdrawal Amounts, Systematic Withdrawals, Required Minimum Distributions, transfers to the Subaccounts, full or partial surrenders of your contract (including exercising your right to cancel the contract), payment of a death benefit or annuitization. You can obtain the Cycle Investment Unit Values for the Cycle Investments in which you invest by calling (833) 492-0022. This value can fluctuate daily and the current value quoted may differ from the actual Cycle Investment Unit Value at the time of a transaction.
Charges and Fees – Surrender Charge The Cycle Investment Options - Examples
Are There Transaction Charges?
Yes. In addition to the charges for early withdrawals, we reserve the right to impose a Transfer Fee of $15.00 per transfer on transfers among Subaccounts and between Subaccounts and Cycle Investments in excess of 15 per Contract Year. We are not currently charging this fee. If we charge this fee in the future, we will send you notice at least 10 business days prior to imposing the fee. We will never charge for any transfers of initial or additional premium payments that included allocation instructions to Cycle Investment Options for the next Cycle Start Date.
Expenses – Transfer Fee
Are There Ongoing Fees and Expenses?
Yes.
The table below describes the fees and expenses that you may pay each year, depending on the Investment Options and optional benefits you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you elected.

For the Cycle Investments, there is an implicit ongoing fee to the extent that the investor’s participation in Index gains is limited by our use of a Cap Rate, Participation Rate, or Trigger Rate. This means that your returns may be lower than the Index’s returns. In return for accepting a limit on Index gains, you will receive some protection from Index losses. This implicit ongoing fee is not reflected in the tables below.
Expenses

Annual Fee	Minimum	Maximum
Base Contract Expenses[1]	1.15%	1.15%
Investment Portfolios[2] (Portfolio Company fees and expenses)	0.50%	1.05%
Optional benefits available for an additional charge[3] (for a single optional benefit, if elected)	0.20%	0.30%

1 As a percentage of the Accumulation Value. These fees are not applied against the Cycle Investment Value.
2 As a percentage of Investment Portfolio assets. These fees are not applied against the Cycle Investment Value.
3 As a percentage of Contract Value. These fees are applied pro-rata against all Investment Options, including the Cycle Investment Value and amounts held in the Default Account.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges and result in a negative adjustment based on the Fair Value to each Cycle Investment’s Cycle Investment Value that substantially increase costs.

FEES AND EXPENSES	Lowest Annual Cost: $26	Highest Annual Cost: $2,320	LOCATION IN PROSPECTUS
	Assumes: •Investment of $100,000 (to the 6-year Cycle Investments only)	Assumes: •Investment of $100,000 (to the Subaccounts only)
	•5% annual appreciation	•5% annual appreciation
	•Least expensive investment portfolio fees and expenses for period of time in Default Account for 1 day each 6 year Cycle Term	•Most expensive investment portfolio fees and expenses
	•No optional benefits	•Both the Return of Premium Death Benefit Rider and the Waiver of Surrender Charge Rider
	•Minimal Base Contract Expenses for period of time in Default Account for 1 day each 6 year Cycle Term	•Base Contract Expenses of 1.15%
	•No Surrender Charges	•No Surrender Charges
	•No additional premium Payments, transfers, or withdrawals	•No additional premium Payments, transfers, or withdrawals
	•No Fair Value adjustment to Cycle Investment Unit Values	•No Fair Value adjustment to Cycle Investment Unit Values

RISKS	LOCATION IN PROSPECTUS
Is There a Risk of Loss from Poor Performance?
Yes.
•You can lose money by investing in this Contract, including loss of principal and prior Contract earnings.
•For a Cycle Investment, the maximum amount of loss that you could experience from negative Index performance at the end of a Cycle Term, after taking into account the minimum limits on Index loss currently provided under the Contract, would be: up to 10% of your investment in a Cycle Investment with a -10% Floor Rate; up to 90% of your investment in a Cycle Investment with a -10% Buffer Rate; up to 80% of your investment in a Cycle Investment with a -20% Buffer Rate; up to 70% of your investment in a Cycle Investment with a -30% Buffer Rate; and up to 60% of your investment in a Cycle Investment with a -40% Buffer Rate.
•The limits on Index loss offered under the Contract may change from one Cycle Term to the next; however, we guarantee that we will never offer a Cycle Investment with a Floor Rate lower than -60% or a Buffer Rate lower than -2.5% for the life of your Contract. We reserve the right not to offer any Cycle Investments in the future. If we do so, you will be limited to investing in the Subaccounts, which are not tied to the performance of an Index.
Principal Risks

Is This a Short-Term Investment?
No.
This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

The benefit of tax deferral means the Contract is more beneficial to investors with a long time horizon.

Amounts withdrawn may result in surrender charges, a negative adjustment based on the Fair Value to each Cycle Investment’s Cycle Investment Value, taxes and tax penalties.

A Surrender Charge applies for up to six years following your last premium payment. The charge will reduce the value of your Contract if you withdraw money during that time.

Prior to the Cycle End Date, the Cycle Investment Unit Value is based on the Fair Value, and the Floor Rate and the Buffer Rate do not apply. For Cycle Investments with a Cap Rate that have a Cycle Start Date prior to November 13, 2023, the Fair Value calculation will also incorporate the Proportional Cap Rate, if applicable. Cycle Investments that have a Cycle Start Date on or after November 13, 2023 do not include a Proportional Cap Rate. This Fair Value calculation means that before the Cycle End Date, if the Index is performing positively, your Cycle Investment Unit Value could reflect lower gains than on the Cycle End Date (which could be further reduced by the Proportional Cap, if applicable), and, if the Index is performing negatively, your Cycle Investment Unit Value could reflect higher losses than on the Cycle End Date (because the Floor and Buffer Rates do not apply). If you take a withdrawal or transfer prior to the Cycle End Date, the number of Cycle Investment Units is reduced by the same proportion that the withdrawal reduced the Cycle Investment Value (which is based on the Fair Value). This means that if you take a withdrawal prior to the Cycle End Date at a time when the Cycle Investment Value is lower than the Cycle Investment Value was on the Cycle Start Date, it will result in a reduction of more Cycle Investment Units than if you waited until the Cycle End Date, and this will always cause your Cycle Investment Value on the Cycle End Date to be lower.
Your Cycle Investment Value, less any surrender charges, if applicable, is the amount available for withdrawals prior to the Cycle End Date, including Free Withdrawal Amounts, Systematic Withdrawals, Required Minimum Distributions, transfers to the Subaccounts, full or partial surrenders of your contract (including exercising your right to cancel the contract), payment of a death benefit or annuitization.
If you do not provide written instructions directing us to allocate the proceeds of your maturing Cycle Investments to a new Cycle Investment or to the Subaccounts at least one Business Day before the Cycle End Date, we will allocate the proceeds of maturing Cycle Investments to a new Cycle Investment of the same Cycle Type. If such a new Cycle Investment is not available, we will allocate the proceeds to the Default Account.
Principal Risks

What Are The Risks Associated with the Investment Options?	•An investment in this Contract is subject to the risk of poor investment performance of the Cycle Investments and the Investment Portfolios that you select.	Principal Risks
•Each Cycle Investment, Subaccount, and the Default Account has its own unique risks.
•You should review this prospectus as well as the prospectuses for available Investment Portfolios.
For Cycle Investments:
•The Cap Rate, Participation Rate, or Trigger Rate, as applicable, may limit positive Index returns (i.e., limited upside). This may result in you earning less than the Index return.
For example:
◦For a Cycle Investment with a Cap Rate Crediting Type, if the Index return is 12% and the Cap Rate is 4%, we will credit 4% in interest at the end of the Cycle Term.
◦For a Cycle Investment with a Participation Rate Crediting Type, if the Index return is 12% and the Participation Rate is 90%, we will credit 10.8% in interest at the end of the Cycle Term.
◦For a Cycle Investment with a Trigger Rate Crediting Type, if the Index return is 12%, the Trigger Point is 0%, and the Trigger Rate is 8%, we will credit 8% in interest at the end of the Cycle Term.
•The Buffer Rate or Floor Rate, as applicable, may limit negative Index returns (e.g., limited protection in the case of market decline).
For example:
◦If the Index return is -25% and the Buffer Rate is -10%, we will apply a 15% loss (the amount of negative Index performance that exceeds the Buffer Rate) at the end of the Cycle Term.
◦If the Index change is -25% and the Floor Rate is -10%, we will apply a 10% loss (the amount of negative Index performance up to the Floor Rate) at the end of the Cycle Term.

•The S&P 500 Price Return Index (Bloomberg Ticker: SPX), the MSCI EAFE Price Return Index (Bloomberg Ticker: MXEA), the Russell 2000 Price Return Index (Bloomberg Ticker: RTY), and the Nasdaq-100 Max 30TM Index (Bloomberg Ticker: NDXMAX30TM) do not reflect dividends paid on securities composing the Index. This will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
•The Nasdaq-100 Max 30TM Index (Bloomberg Ticker: NDXMAX30TM reflects a daily deduction of 1% per annum; the S&P 500 35% Edge Volatility 1% Decrement Index (USD) (Bloomberg Ticker: SPEV35D1) (i) has leveraged exposure to an “Underlying Benchmark” equal to the return of the S&P 500 Total Return Index less the federal funds rate and less a “Spread” (each expressed as an annual percentage deducted daily) and (ii) also reflects the deduction of a 1% decrement per annum; and the Invesco QQQ ETF applies a 0.18% expense ratio. These deductions will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.

What Are the Risks Related to the Insurance Company?	Any obligations, guarantees, and benefits of the Contract are subject to our claims-paying ability. If Midland National experiences financial distress, it may not be able to meet its obligations to you. More information about Midland National, including its financial strength ratings, is available upon request. You may make such request by calling 1-866-747-3421 or visiting www.SRSLiveWell.com.	Principal Risks

RESTRICTIONS		LOCATION IN PROSPECTUS
Are There Restrictions on the Investment Options?
Yes.
•We reserve the right not to offer any Cycle Investments and to reject or limit the amount that may be invested in a Cycle Investment. If we exercise our right not to offer any Cycle Investments, you will be limited to investing in the Subaccounts, which are not tied to the performance of an Index.
The Cycle Investments; Subaccounts;

•We may change the limits on Index gains from one Cycle Term to the next. We guarantee that we will never offer a Cycle Investment with a Cap Rate below 2%, a Participation Rate below 5%, or a Trigger Rate below 2% for the life of your Contract.

•We reserve the right to substitute the Index for a Cycle Investment during its Cycle Term.
	•You are not permitted to transfer Contract Value into a Cycle Investment on any day other than a Cycle Start Date.	Appendix A: Investment Options Available Under the Contract

•Currently, we allow unlimited transfers without charge among Subaccounts and between the Subaccounts and Cycle Investments during the Accumulation Phase. However, we reserve the right to impose a charge for transfers in excess of 15 per year.

•Currently, we allow you to invest in an unlimited number of Investment Options at one time. However, we reserve the right to limit the number of Subaccounts and/or Cycle Investments in which you may invest at any one time.

•We reserve the right to limit transfers among Subaccounts in circumstances of frequent or large transfers.

•We reserve the right to remove or substitute the Subaccounts and/or Cycle Investments currently available. If we exercise our right to substitute a Cycle Investment, the limit on Index losses will not change for so long as that Cycle Investment remains available under the Contract, and the limit on Index gains will not change except from one Cycle Term to the next.
Benefits Under the Contact Appendix D: Financial Intermediary Variations

•We reserve the right to reject or place limitations on the acceptance and allocation of additional premiums.
•The availability of investment options may vary depending on the broker-dealer through which the Contract is sold.

Are There any Restrictions on Contract Benefits?	Yes. •Withdrawals may reduce the Return of Premium Death Benefit by more than the amount withdrawn.	Appendix B: State Variations
•The Return of Premium Death Benefit Rider and the Waiver of Surrender Charge Rider may only be elected at the time you purchase the Contract for an additional charge.
•Once elected, you cannot voluntarily terminate an optional benefit without surrendering or annuitizing your Contract.
•The Return of Premium Death Benefit Rider and the Waiver of Surrender Charge Rider are not available in all states.

•You may participate in either the Dollar Cost Averaging Program or the Portfolio Rebalancing Program, but not both. For either program, transfers are only available among Subaccounts. Cycle Investments are not eligible.
•The availability of Contract benefits may vary depending on the broker-dealer through which the Contract is sold.
Benefits Under the Contract Appendix D: Financial Intermediary Variations

TAXES		LOCATION IN PROSPECTUS
What are the Contract’s Tax Implications?	•You should consult with a tax professional to determine the tax implications of an investment in, withdrawals from and payments received under the Contract.	Federal Tax Status
•If you purchase the Contract through a qualified retirement plan or individual retirement account (IRA), you do not receive any additional tax benefit.
•Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59 1⁄2.

CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
How are Investment Professionals Compensated?
Your registered representative may receive compensation for selling this Contract to you in the form of commissions. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency (the degree to which Contracts sold remain in force). Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of the Contract may help these registered representatives and their supervisors qualify for such benefits. This compensation may influence your registered representative to recommend this Contract over another investment. In addition to the foregoing, we provide payments to certain third parties for training, product development, marketing and development efforts with selling firms, and other wholesaling and relationship management services.
Distribution of the Contract
Should I Exchange My Contract?
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Tax-Free Section 1035 Exchanges

APPENDIX A – INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT
PORTFOLIO COMPANIES

The following is a list of the portfolios currently available under the Contract. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which can be amended from time to time and can be found online at www.srslivewell.com/individual-investors-da-prospectuses. You can also request this information at no cost by calling 866-747-3421 or sending an email request to SecuritiesPI@sfgmembers.com.
The current expenses and performance information below reflects fees and expenses of the Investment Portfolios, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each investment portfolio’s past performance is not necessarily an indication of future performance.

		Average Annual Total Returns (as of 12/31/2025)
Type / Investment Objective	Portfolio Company	Current Expenses	1-Year Return	5-Year Return	10-Year Return
US Fund Money Market - Taxable	Fidelity® VIP Government Money Mkt Svc 2[1]	0.50	3.60	2.85	1.80
	Fidelity Management & Research Company LLC / FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd
Corporate Bond - General	Fidelity® VIP Investment Grade Bond Svc 2	0.63	6.93	(0.21)	2.45
	Fidelity Management & Research Company LLC
US Insurance Global Large-Stock Growth	American Funds IS® Global Growth	0.91	21.34	7.97	11.89
	Capital Research and Management Company
US Insurance Small Growth	ClearBridge Variable Small Cap Growth	1.05	8.97	(0.42)	9.11
	Legg Mason Partners Fund Advisor, LLC / ClearBridge Investments, LLC
US Insurance Large Blend	DWS Equity 500 Index VIP	0.64	17.18	13.70	14.11
	DWS Investment Management Americas, Inc. / Northern Trust Investments Inc
US Insurance Moderate Allocation	American Funds IS® Asset Allocation[2]	0.79	15.59	8.70	9.50
	Capital Research and Management Company
US Insurance Moderate Allocation	Calvert VP SRI Balanced[2]	0.89	11.68	8.44	9.51
	Calvert Research and Management
US Insurance Large Growth	Fidelity® VIP Growth Opportunities[2]	0.82	21.65	11.03	19.64
	Fidelity Management & Research Company LLC / FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd;
US Insurance Mid-Cap Blend	Fidelity® VIP Mid Cap[2]	0.82	11.49	9.83	10.31
	Fidelity Management & Research Company LLC / FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd;
US Insurance Multisector Bond	Lord Abbett Series Bond-Debenture[2]	0.99	8.32	2.09	4.72
	Lord, Abbett & Co LLC
US Insurance Short-Term Bond	Lord Abbett Series Short Duration Inc[2]	0.84	5.90	2.25	2.62
	Lord, Abbett & Co LLC
US Insurance Inflation-Protected Bond	PIMCO VIT Real Return Adv[2]	1.17	7.74	1.11	3.11
	Pacific Investment Management Company, LLC
US Insurance Intermediate Core-Plus Bond	Western Asset Core Plus VIT[2]	0.78	7.69	(1.67)	1.85

Legg Mason Partners Fund Advisor, LLC / Western
Asset Management Company Pte Ltd. –
Singapore; Western Asset Management
Company, LLC; Western Asset Management
Company Ltd. – Japan; Western Asset
Management Company Limited – UK;

US Insurance Ultrashort Bond	PIMCO VIT Short-Term Adv[2]	0.72	4.57	3.14	2.65
	Pacific Investment Management Company, LLC
US Insurance Large Value	Principal Equity Income[2]	0.89	N/A	N/A	N/A
	Principal Global Investors, LLC

1    The Fidelity VIP Government Money Mkt Svc 2 Money Market Subaccount operates as the Default Account.
2 This Investment Option is closed to new investors.
3    This investment option is subject to an expense reimbursement and/or fee waiver arrangement resulting in a temporary expense reduction. See the Investment Option’s prospectus for additional information.

CYCLE INVESTMENTS

The following is a list of Cycle Investments currently available under the Contract. We may change the features of the Cycle Investments listed below (including the Index and the current limits on Index gains), offer new Cycle Investments and terminate existing Cycle Investments. We will provide you with written notice before making any changes other than changes to current limits on Index gains. Information about current limits on Index gains is available at https://www.srslivewell.com/variable-annuities. The availability of investment options may vary depending on the broker-dealer through which the Contract is sold. See APPENDIX D: FINANCIAL INTERMEDIARY VARIATIONS.

Note: If amounts are removed from a Cycle Investment before the end of its Cycle Term, we will apply an adjustment based on the Fair Value of the Cycle Investment. This may result in a significant reduction in your Cycle Investment Value that could exceed any protection from Index loss that would be in place if you waited until the end of the Cycle Term.

See THE CYCLE INVESTMENT OPTIONS – Features of a Cycle Investment in the prospectus for a description of the features of the Cycle Investments. See THE CYCLE INVESTMENT OPTIONS – Valuation of a Cycle Investment in the prospectus for more information about adjustments for Fair Value.

Index	Type of Index	Cycle Term	Current Limit on Index Loss (if held until end of Cycle Term)	Minimum Limit on Index Gain (for the life of the Cycle Investment)	Current Trigger Point for Cycle Investments with a Trigger Rate Crediting Type
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	1 Year	-10% Floor	2.5% Cap Rate
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	1 Year	-10% Buffer	5.0% Cap Rate
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	1 Year	-30% Buffer	5.0% Cap Rate
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	3 Year	-10% Buffer	5.0% Cap Rate
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	6 Year	-10% Floor	5.0% Cap Rate
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	6 Year	-10% Buffer	10.0% Participation Rate
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	6 Year	-20% Buffer	10.0% Cap Rate
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	6 Year	-30% Buffer	7.5% Cap Rate
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	1 Year	-20% Buffer	2% Trigger Rate	-20% Trigger Point
S&P 500® Price Return Index[1]	U.S. Large Cap Equities	1 Year	-20% Buffer	3% Trigger Rate	0% Trigger Point
MSCI EAFE Price Return Index[1]	International Equities	1 Year	-10% Buffer	5.0% Cap Rate
Russell 2000 Price Return Index[1]	U.S. Small Cap Equities	1 Year	-10% Buffer	5.0% Cap Rate
Nasdaq-100 Max 30TM Index[2]	U.S. and International Large Cap Non-Financial Industry Equities with Additional Volatility Control	1 Year	-10% Buffer	5.0% Cap Rate
Nasdaq-100 Max 30TM Index[2]	U.S. and International Large Cap Non-Financial Industry Equities with Additional Volatility Control	1 Year	-30% Buffer	7.5% Cap Rate
Nasdaq-100 Max 30TM Index[2]	U.S. and International Large Cap Non-Financial Industry Equities with Additional Volatility Control	6 Year	-10% Buffer	10.0% Participation Rate
Nasdaq-100 Max 30TM Index[2]	U.S. and International Large Cap Non-Financial Industry Equities with Additional Volatility Control	6 Year	-20% Buffer	10.0% Participation Rate

Nasdaq-100 Max 30TM Index[2]	U.S. and International Large Cap Non-Financial Industry Equities with Additional Volatility Control	6 Year	-30% Buffer	7.5% Participation Rate
Nasdaq-100 Max 30TM Index[2]	U.S. and International Large Cap Non-Financial Industry Equities with Additional Volatility Control	6 Year	‘-40% Buffer	7.5% Participation Rate
Nasdaq-100 Max 30TM Index[2]	U.S. and International Large Cap Non-Financial Industry Equities with Additional Volatility Control	1 Year	-20% Buffer	2% Trigger Rate	-20% Trigger Point
Nasdaq-100 Max 30TM Index[2]	U.S. and International Large Cap Non-Financial Industry Equities with Additional Volatility Control	1 Year	-20% Buffer	3% Trigger Rate	0% Trigger Point
S&P 500 35% Edge Volatility 1% Decrement Index (USD) ER3	U.S. Large Cap Equities with Additional Volatility Control	1 Year	-30% Buffer	7.5% Cap Rate
S&P 500 35% Edge Volatility 1% Decrement Index (USD) ER3	U.S. Large Cap Equities with Additional Volatility Control	6 Year	-10% Buffer	10.0% Participation Rate
S&P 500 35% Edge Volatility 1% Decrement Index (USD) ER3	U.S. Large Cap Equities with Additional Volatility Control	6 Year	-20% Buffer	10.0% Participation Rate
S&P 500 35% Edge Volatility 1% Decrement Index (USD) ER3	U.S. Large Cap Equities with Additional Volatility Control	1 Year	-20% Buffer	2% Trigger Rate	-20% Trigger Point
S&P 500 35% Edge Volatility 1% Decrement Index (USD) ER3	U.S. Large Cap Equities with Additional Volatility Control	1 Year	-20% Buffer	3% Trigger Rate	0% Trigger Point
Invsesco QQQ ETF[4]	U.S. and International Large Cap Non-Financial Industry Equities offered via an ETF	1 Year	-10% Buffer	5.0% Cap Rate
Invsesco QQQ ETF[4]	U.S. and International Large Cap Non-Financial Industry Equities offered via an ETF	1 Year	-30% Buffer	7.5% Cap Rate
Invsesco QQQ ETF[4]	U.S. and International Large Cap Non-Financial Industry Equities offered via an ETF	6 Year	-10% Buffer	7.50% Cap Rate
Invsesco QQQ ETF[4]	U.S. and International Large Cap Non-Financial Industry Equities offered via an ETF	6 Year	-20% Buffer	7.50% Cap Rate

Invsesco QQQ ETF[4]	U.S. and International Large Cap Non-Financial Industry Equities offered via an ETF	6 Year	-30% Buffer	7.5% Cap Rate
Invsesco QQQ ETF[4]	U.S. and International Large Cap Non-Financial Industry Equities offered via an ETF	6 Year	‘-40% Buffer	7.5% Cap Rate
Invsesco QQQ ETF[4]	U.S. and International Large Cap Non-Financial Industry Equities offered via an ETF	1 Year	-20% Buffer	2% Trigger Rate	-20% Trigger Point
Invsesco QQQ ETF[4]	U.S. and International Large Cap Non-Financial Industry Equities offered via an ETF	1 Year	-20% Buffer	3% Trigger Rate	0% Trigger Point

1 This Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
2 This Index does not include dividends or distributions paid on the securities composing the Index and reflects a daily deduction of 1% per annum, which will reduce the Index return and cause the Index to underperform a direct investment in the underlying securities composing the Index.
3 This Index has leveraged exposure to an “Underlying Benchmark” equal to the return of the S&P 500 Total Return Index less the federal funds rate and less a “Spread” (each expressed as an annual percentage deducted daily). Currently, the Spread is a fixed rate of 0.50%. Effective July 1, 2026, the Spread will be a floating rate based on the Adjusted Interest Rate (AIR) S&P 500 Total Return Index Futures contracts less 0.25%, which is intended to better reflect changing market conditions. As of December 31, 2025, the current federal funds rate was 3.64% and the floating rate based on AIR S&P 500 Total Return Index Futures contracts was 0.63%. Both of these rates will fluctuate over time and may be higher or lower in the future.The Index also reflects the deduction of a 1% decrement per annum. The Index’s exposure to the Underlying Benchmark (which includes the deduction of the federal funds rate and the Spread from the performance of the Underlying Index) and the Index’s deduction of the 1% decrement will reduce the Index return and cause the Index to underperform a direct investment in the underlying securities composing the Index.
4 This Index reflects dividends paid on the underlying securities, and applies a 0.18% expense ratio. The expense ratio will reduce the Index performance and cause the Index to underperform a direct investment in the underlying securities composing the Index.

Not all Cycle Investments are available in all states. See APPENDIX B – STATE VARIATIONS.

Each Cycle Investment’s limit on Index losses is guaranteed not to change for so long as that Cycle Investment remains available under the Contract. However, we reserve the right to add and remove Cycle Investments as available investment options. As such, the limits on Index loss offered under the Contract may change from one Cycle Term to the next. We guarantee that we will never offer a Cycle Investment with a Floor Rate lower than -60% or a Buffer Rate lower than -2.5% for the life of your Contract. We reserve the right not to offer any Cycle Investments in the future. If we do so, you will be limited to investing in the Subaccounts, which are not tied to the performance of an Index and do not provide any protection against losses.
We guarantee that we will never offer a Cycle Investment with a Cap Rate below 2.5%, a Participation Rate below 10%, or a Trigger Rate below 2% for the life of your Contract. We reserve the right to offer Cycle Investments with different types of limits on Index gains.

This Summary Prospectus incorporates by reference the LiveWell Dynamic Annuity Prospectus and Statement of Additional Information (SAI), both dated May 1, 2026, as amended and supplemented.
The Statement of Additional Information (SAI) can provide you with more detailed information about Midland National Life Insurance Company and the Midland National Life Separate Account C including more information about commissions and distribution expenses. A free copy of the SAI can be obtained by contacting your registered representative or by contacting our Customer Service Center at:

P.O. Box 9261
Des Moines, Iowa, 50306-9261 Phone: (866) 747-3421
Facsimile: (866) 511-7038

Information about Midland National Life Insurance Company can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the SEC at 202-551-8090. Reports and other information about Midland National Life Insurance Company are also available on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier: C000228204; C000257470